FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
ISSUED BY MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Supplement dated November 5, 2001
Prospectus dated May 1, 2001

The prospectus for the policy is revised to make the following changes:

1.	On Page 1, at the beginning of the second paragraph of Part I, the following sentences are inserted:

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control.

2.	On Page 8, in the Premiums section of Part II, the wording in Allocating Net Premiums and Net Premiums Received through Issue Date is revised to read as follows:

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the premium expense charge. When we discuss the receipt of a net premium, we mean the receipt of a premium payment in good order, reduced by the premium expense charge.

Net Premiums Received through Issue Date. The Policy Date, Issue Date, and Register Date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value. The Issue Date is the date we actually issue the policy. The Policy Date normally is the same date as the Issue Date. The Register Date is discussed in the next subsection.

We will allocate any net premiums we receive through the Issue Date of your policy to our general investment account. If we receive the net premium on or before the Issue Date, interest will begin to accrue as of the later of the Policy Date or the date we receive the net premium. In most cases, because the Policy Date normally is the same date as the Issue Date, interest will accrue for only one day before being allocated to the divisions and the GPA (see Register Date and Valuation Date).

You may request in your application that we set the Policy Date to be a specific date earlier than the Issue Date. In this case, if you pay a premium with your application and the Policy Date is set to be the date of payment or earlier, interest would begin to accrue as soon as we receive your payment. But it also would mean that monthly charges would be deducted for time during which the policy is not in effect.

Net premiums allocated to our general investment account will earn interest at the rate(s) we use for the GPA during that time. (See the discussion of fixed account value in Account Value, Net Surrender Value, Surrender, and Withdrawals.) Of course, no interest or investment experience will be earned if we do not issue the policy, or if we issue the policy and you do not accept it.

(continued)

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3.	Effective November 19, 2001, a new product feature will be available under the policy: Directed Monthly Deduction Program. Accordingly, on Page 11, the following wording is added to the Monthly Charges Against the Account Value section of Part II, immediately preceding Administrative Charge and Face Amount Charge:

Directed Monthly Deduction Program. You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the Guaranteed Principal Account. This feature is called the Directed Monthly Deduction Program (DMDP).

The Directed Monthly Deduction Program is a way to have monthly policy charges deducted from your account value in one investment option, rather than from all options on a pro rata basis. If you don’t have enough value in your selected DMDP investment option on any Monthly Charge Date to cover the monthly charges then due, the monthly charges for that date will be deducted from all investment options with account value on a pro rata basis.

To elect DMDP, complete our DMDP election form and send it to us for processing. You may specify a termination date for DMDP, if you wish to do so.

We may at any time modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

4.	On Page 14, in the Account Value, Net Surrender Value, Surrender, and Withdrawals section of Part II, the following wording is inserted after the first sentence in the fourth paragraph of Withdrawals:

There is one exception. If the death benefit provided by the Death Benefit Option immediately before the withdrawal is equal to the minimum death benefit, either the Face Amount reduction will be limited or we will not reduce the Face Amount. We will not reduce the Face Amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the Face Amount reduction will be based on a formula. The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the Death Benefit Option. The formula reduces the Face Amount by the excess of the requested withdrawal amount over that smallest withdrawal amount. (Minimum death benefit, death benefit, and Death Benefit Option were explained earlier in the Death Benefit section.)

There are no other changes being made at this time.

November 5, 2001	page 2 of 2	Li4100-01-2